TAURUS
MUNICALIFORNIA
HOLDINGS, INC.







FUND LOGO







Annual Report

October 31, 1995

This report, including the financial information herein, is transmitted to the shareholders of Taurus MuniCalifornia Holdings, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.










Taurus MuniCalifornia
Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011





TO OUR SHAREHOLDERS

For the year ended October 31, 1995, the Common Stock of Taurus MuniCalifornia Holdings, Inc. earned $0.653 per share income dividends, which included earned and unpaid dividends of $0.055. This represents a net annualized yield of 5.74%, based on a month-end net asset value of $11.39 per share. Over the same period, the total investment return on the fund's Common Stock was +19.05%, based on a change in per share net asset value from $10.25 to $11.39, and assuming reinvestment of $0.658 per share income dividends.

For the six-month period ended October 31, 1995, the total investment return on the fund's Common Stock was +9.32%, based on a change in per share net asset value from $10.77 to $11.39, and assuming reinvestment of $0.319 per share income dividends.

For the six-month period ended October 31, 1995, the fund's Auction Market Preferred Stock had an average yield of 3.40%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
For the fiscal year ended October 31, 1995, our portfolio strategy was essentially constructive. However, within this period there were a few months of volatility that we took advantage of to purchase bonds that we believed would better suit our optimistic outlook. We sought to anticipate shifts in investor sentiment, whether they were motivated by perceived changes in economic conditions or the belief that interest rates had gone too high. During the 12 months ended October 31, 1995, the fund was positioned accordingly to take full advantage of the declining interest rate environment.

The only constant throughout the 12-month period was that cash reserves were kept at minimal levels. This was done for two reasons:
First to enhance income for the shareholders, and second, to keep reserves low out of concern for an extremely tight technical market for California bonds. Compared to the prior 12 months, California bond issuance declined 42%. Looking ahead, our strategy will continue to focus on seeking to provide an attractive total return and a generous level of tax-exempt income for our shareholders.

In Conclusion
We appreciate your ongoing interest in Taurus MuniCalifornia
Holdings, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,






(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Walter C. O'Connor)
Walter C. O'Connor
Portfolio Manager



November 24, 1995







We are pleased to announce that Walter C. O'Connor is responsible for the day-to-day management of Taurus MuniCalifornia Holdings, Inc. Mr. O'Connor has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President and Portfolio Manager and was Assistant Vice President from 1991 to 1993. Prior thereto, he was Assistant Vice President with Prudential Securities from 1984 to 1991.

PROXY RESULTS

During the six-month period ended October 31, 1995, Taurus
MuniCalifornia Holdings, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:


                                                                               Shares Voted           Shares Voted
                                                                                   For              Without Authority
1. To elect the Fund's Board of Directors:          Charles C. Reilly            4,938,198               133,737
                                                    Kevin A. Ryan                4,938,205               133,730
                                                    Cynthia A. Montgomery        4,938,205               133,730
                                                    Arthur Zeikel                4,936,355               135,580

                                                                               Shares Voted    Shares Voted    Shares Voted
                                                                                   For           Against         Abstain
2. To select Ernst & Young LLP as the Fund's independent auditors.               4,958,472         25,238          88,225

During the six-month period ended October 31, 1995, Taurus
MuniCalifornia Holdings, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:


                                                                               Shares Voted           Shares Voted
                                                                                   For              Without Authority
1. To elect the Fund's Board of Directors:          Ronald W. Forbes               792                      0
                                                    Charles C. Reilly              792                      0
                                                    Kevin A. Ryan                  792                      0
                                                    Richard R. West                792                      0
                                                    Cynthia A. Montgomery          792                      0
                                                    Arthur Zeikel                  792                      0

                                                                               Shares Voted    Shares Voted    Shares Voted
                                                                                   For           Against         Abstain
2. To select Ernst & Young LLP as the Fund's independent auditors.                 730              0              62

THE BENEFITS AND RISKS OF LEVERAGING

Taurus MuniCalifornia Holdings, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS


To simplify the listings of Taurus MuniCalifornia Holdings, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
HFA    Housing Finance Agency
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
S&P      Moody's    Face                                                                                             Value
Ratings  Ratings   Amount                                     Issue                                                (Note 1a)

California--99.4%
                            California Health Facilities Financing Authority Revenue Bonds, Series A:
BB       Ba       $ 1,500     Refunding (Good Samaritan Health System), 7.50% due 5/01/2015                         $ 1,681
AAA      Aaa        2,180     (San Francisco Children's Hospital), 7.50% due 10/01/2020 (d)                           2,478

                            California HFA, Home Mortgage Revenue Bonds:
AA-      Aa           580     AMT, Series C, 7.60% due 8/01/2030                                                        616
AA-      Aa         1,165     AMT, Series D, 7.75% due 8/01/2010                                                      1,236
AA-      Aa         2,000     AMT, Series F-1, 7% due 8/01/2026                                                       2,097
AA-      Aa         1,750     Series A, 8.20% due 8/01/2017                                                           1,851
AA-      Aa         1,775     Series D, 7.25% due 8/01/2017                                                           1,897

AA-      Aa         1,000   California HFA, Revenue Bonds, RIB, AMT, 8.777% due 8/01/2023 (h)                         1,043

A1       VMIG1++      400   California Pollution Control Financing Authority, PCR (Southern California
                            Edison), VRDN, Series A, 3.75% due 2/28/2008 (g)                                            400

NR*      P1           500   California Pollution Control Financing Authority, Resource Recovery Revenue
                            Refunding Bonds (Ultra Power Rocklin Project), VRDN, AMT, Series A, 4.05% due
                            6/01/2017 (g)                                                                               500

                            California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                            (Mortgage-Backed Securities Program), AMT (e):
NR*      Aaa        1,215     Series A-1, 6.90% due 12/01/2024                                                        1,282
NR*      Aaa          695     Series A-2, 7.95% due 12/01/2024                                                          800
AAA      NR*        1,000     Series B, 7.75% due 9/01/2026                                                           1,125

                            California State Public Works Board, Lease Revenue Bonds, Series A:
A-       A          1,000     (Department of Corrections-Monterey County), 6.875% due 11/01/2014                      1,082
A-       A          2,500     (Department of Corrections-Monterey County), 7% due 11/01/2019                          2,719
A-       A1         1,250     Refunding (Various Universities of California Projects), 5.50% due 6/01/2021            1,158
A-       A          1,250     (Various Community College Projects), 5.625% due 12/01/2018                             1,181

NR*      Aa2          490   California Statewide Community Development Authority, Solid Waste Facility
                            Revenue Bonds (Chevron USA, Inc. Project), VRDN, AMT, 3.90% due 12/15/2024 (g)              490

AAA      Aaa        3,000   Cerritos, California, Public Financing Authority, Revenue Refunding Bonds
                            (Los Coyotes Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (a)              3,366

NR*      Baa        1,000   Clovis, California, COP, 7.20% due 8/01/2011                                              1,049

AAA      Aaa        2,200   Compton, California, Community Redevelopment Agency, Tax Allocation
                            Refunding Bonds (Walnut Industrial Park), Series A, 7.50% due 8/01/1999 (a) (i)           2,489

BBB      NR*        2,000   Contra Costa County, California, Public Financing Authority, Tax Allocation
                            Revenue Refunding Bonds, Series A, 7.10% due 8/01/2022                                    2,113

AAA      Aaa        2,700   Cucamonga County, California, Water District Facilities Refinancing Bonds,
                            COP, 6.50% due 9/01/2022 (b)                                                              2,863

NR*      NR*          810   Cypress, California, S/F Residential Mortgage Revenue Refunding Bonds,
                            Series B, 7.25% due 1/01/2012 (c)                                                           895

                            Fresno, California, Sewer Revenue Bonds, Series A-1 (a):
AAA      Aaa        2,010     6.25% due 9/01/2014                                                                     2,178
AAA      Aaa          500     5.25% due 9/01/2019                                                                       475

                            Los Angeles, California, Department of Water and Power, Electric Plant
                            Revenue Bonds:
AAA      Aaa        1,000     Refunding, 5.375% due 9/01/2023 (d)                                                       952
AA-      Aa         1,350     RITR, 8.522% due 2/01/2020 (h)                                                          1,453

AA       Aa         2,000   Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B,
                            6.625% due 8/01/2019                                                                      2,087

AAA      NR*          255   Los Angeles, California, S/F Home Mortgage Revenue Bonds, AMT, Series A,
                            7.55% due 12/01/2023 (e)                                                                    269

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
S&P      Moody's    Face                                                                                             Value
Ratings  Ratings   Amount                                     Issue                                                (Note 1a)

California (concluded)
A-       A         $1,000   Los Angeles, California, State Building Authority, Lease Revenue Refunding Bonds
                            (California State Department of General Services), Series A, 5.625% due 5/01/2011        $  985

A1+      VMIG1++      600   Los Angeles County, California, Metropolitan Transportation Authority, Sales
                            Tax Revenue Refunding Bonds (Proposition C-Second Senior), VRDN, Series A, 3.85%
                            due 7/01/2020 (d) (g)                                                                       600

                            Orange County, California, Local Transportation Authority, Sales Tax Revenue Bonds:
AAA      Aaa        2,000     6.20% due 2/14/2011 (a)                                                                 2,113
AAA      Aaa        4,000     Second Series, 6.10% due 2/14/2011 (b)                                                  4,126

A+       A1         2,000   Pasadena, California, COP, Refunding (Old Pasadena Package Facility Project),
                            6.25% due 1/01/2018                                                                       2,081

                            Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds,
                            Series B:
A+       Aa         3,000     5% due 11/01/2014                                                                       2,729
A+       Aa         2,000     5.40% due 11/01/2020                                                                    1,877

AAA      Aaa        2,000   San Diego, California, Sewer Revenue Bonds, Series A, 5.25% due 5/15/2020 (a)             1,877

                            San Francisco, California, City and County Airport Commission, International
                            Airport Revenue Bonds, Second Series:
AAA      Aaa        1,500     AMT, Issue 5, 6.50% due 5/01/2019 (b)                                                   1,593
AAA      Aaa        2,000     Refunding, Issue 2, 6.75% due 5/01/2013 (d)                                             2,191

AAA      NR*          115   San Francisco, California, City and County, S/F Mortgage Revenue Bonds
                            (Mortgage-Backed Securities Program), AMT, 7.45% due 1/01/2024 (e) (f)                      121

AAA      Aaa        1,500   San Jose, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                            (Merged Area Redevelopment Project), 5% due 8/01/2020 (d)                                 1,358

AAA      Aaa          500   San Mateo County, California, Joint Powers Financing Authority, Lease Revenue
                            Refunding Bonds (Capital Projects Program), 5% due 7/01/2021 (d)                            457

AAA      Aaa        2,000   Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                            (VMC Facility Replacement Project), Series A, 6.875% due 11/15/2014 (a)                   2,212

                            Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT (e):
AAA      NR*        3,035     Series A, 7.625% due 10/01/2023                                                         3,209
AAA      NR*          175     Series B, 7.75% due 3/01/2024 (f)                                                         185

BBB+     NR*        1,480   Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility
                            Revenue Refunding Bonds (Ogden Martin System Inc. Project), COP, 7.625% due
                            1/01/2010                                                                                 1,585

A        NR*        1,415   Torrance, California, Hospital Revenue Refunding Bonds (Little Company of
                            Mary Hospital), 6.875% due 7/01/2015                                                      1,478

                            University of California, Revenue Refunding Bonds (Multiple Purpose Projects),
                            Series C (a):
AAA      Aaa        1,000     5% due 9/01/2014                                                                          922
AAA      Aaa        3,230     5% due 9/01/2023                                                                        2,908


Total Investments (Cost--$74,090)--99.4%                                                                             78,432

Other Assets Less Liabilities--0.6%                                                                                     504
                                                                                                                    -------
Net Assets--100.0%                                                                                                  $78,936
                                                                                                                    =======


(a)AMBAC Insured.
(b)FGIC Insured.
(c)Escrowed to Maturity.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)FNMA Collateralized.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(i)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Ernst & Young LLP.




See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$74,090,325) (Note 1a)                           $78,432,403
                    Interest receivable                                                                        1,499,068
                    Prepaid expenses                                                                               6,005
                                                                                                             -----------
                    Total assets                                                                              79,937,476
                                                                                                             -----------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                   $    46,294
                      Investment adviser (Note 2)                                                34,431           80,725
                                                                                            -----------
                    Accrued expenses and other liabilities                                                       921,190
                                                                                                             -----------
                    Total liabilities                                                                          1,001,915
                                                                                                             -----------

Net Assets:         Net assets                                                                               $78,935,561
                                                                                                             ===========

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (800 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                                $20,000,000
                      Common Stock, par value $.10 per share (5,175,539 shares
                      issued and outstanding)                                               $   517,554
                    Paid-in capital in excess of par                                         56,531,915
                    Undistributed investment income--net                                        699,358
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (3,155,344)
                    Unrealized appreciation on investments--net                               4,342,078
                                                                                            -----------
                    Total--Equivalent to $11.39 net asset value per share of
                    Common Stock (market price--$9.50)                                                        58,935,561
                                                                                                             -----------
                    Total capital                                                                            $78,935,561
                                                                                                             ===========


                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1995
Investment          Interest and amortization of premium and discount earned                                 $ 4,865,135
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                       $   379,020
                    Professional fees                                                            77,956
                    Commission fees (Note 4)                                                     49,573
                    Accounting services (Note 2)                                                 46,999
                    Printing and shareholder reports                                             46,428
                    Transfer agent fees                                                          39,124
                    Directors' fees and expenses                                                 19,977
                    Listing fees                                                                 16,545
                    Custodian fees                                                                9,621
                    Pricing fees                                                                  5,353
                    Amortization of organization expenses (Note 1e)                               3,068
                    Other                                                                         8,001
                                                                                            -----------
                    Total expenses                                                                               701,665
                                                                                                             -----------
                    Investment income--net                                                                     4,163,470
                                                                                                             -----------

Realized &          Realized loss on investments--net                                                           (803,306)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                         6,705,589
(Loss) on                                                                                                    -----------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                     $10,065,753
(Notes 1b,                                                                                                   ===========
1d & 3):

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                              1995            1994
Operations:         Investment income--net                                                  $ 4,163,470      $ 4,353,977
                    Realized loss on investments--net                                          (803,306)      (2,347,373)
                    Change in unrealized appreciation/depreciation on investments--net        6,705,589       (8,442,214)
                                                                                            -----------      -----------
                    Net increase (decrease) in net assets resulting from operations          10,065,753       (6,435,610)
                                                                                            -----------      -----------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (3,406,959)      (3,697,586)
Shareholders          Preferred Stock                                                          (755,392)        (445,660)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --       (1,023,588)
                      Preferred Stock                                                                --          (85,836)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (4,162,351)      (5,252,670)
                                                                                            -----------      -----------

Net Assets:         Total increase (decrease) in net assets                                   5,903,402      (11,688,280)
                    Beginning of year                                                        73,032,159       84,720,439
                                                                                            -----------      -----------
                    End of year*                                                            $78,935,561      $73,032,159
                                                                                            ===========      ===========

                   *Undistributed investment income--net (Note 1g)                          $   699,358      $   690,034
                                                                                            ===========      ===========


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              1995       1994       1993        1992        1991
Per Share           Net asset value, beginning of year             $  10.25   $  12.51   $  11.53   $  11.66    $  11.05
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                    .         .81        .84        .91        .99        1.01
                    Realized and unrealized gain (loss) on
                    investments--net                                   1.14      (2.08)      1.13       (.05)        .62
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.95      (1.24)      2.04        .94        1.63
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                           (.66)      (.71)      (.82)      (.88)       (.82)
                      Realized gain on investments--net                  --       (.20)      (.14)      (.06)       (.01)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions to
                    Common Stock shareholders                          (.66)      (.91)      (.96)      (.94)       (.83)
                                                                   --------   --------   --------   --------    --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                         (.15)      (.09)      (.08)      (.12)       (.19)
                        Realized gain on investments--net                --       (.02)      (.02)      (.01)         --
                                                                   --------   --------   --------   --------    --------
                    Total effect of Preferred Stock activity           (.15)      (.11)      (.10)      (.13)       (.19)
                                                                   ========   ========   ========   ========    ========
                    Net asset value, end of year                   $  11.39   $  10.25   $  12.51   $  11.53    $  11.66
                                                                   ========   ========   ========   ========    ========
                    Market price per share, end of year            $   9.50   $   9.25   $  13.00   $  12.50    $  12.25
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on market price per share                  10.03%    (22.57%)    12.52%     10.18%      18.41%
Return:*                                                           ========   ========   ========   ========    ========
                    Based on net asset value per share               19.05%    (10.84%)    17.39%      6.77%      13.47%
                                                                   ========   ========   ========   ========    ========

Ratios to Average   Expenses                                           .93%       .89%       .94%       .88%        .91%
Net Assets:**                                                      ========   ========   ========   ========    ========
                    Investment income--net                            5.50%      5.49%      5.76%      6.36%       6.60%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of year (in thousands)                         $ 58,936   $ 53,032   $ 64,720   $ 59,030    $ 58,543
                                                                   ========   ========   ========   ========    ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                 $ 20,000   $ 20,000   $ 20,000   $ 20,000    $ 20,000
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                              107.20%     87.83%     52.04%     50.50%      27.89%
                                                                   ========   ========   ========   ========    ========

Dividends Per       Investment income--net                         $    944   $    557   $    514   $    769    $  1,179
Share On                                                           ========   ========   ========   ========    ========
Preferred Stock
Outstanding:++

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split.


                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Taurus MuniCalifornia Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



NOTES TO FINANCIAL STATEMENTS (concluded)

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $8,205 have been reclassified from paid-in capital to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $78,678,495 and $80,313,922, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:

                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments              $ (210,760)    $4,342,078
Short-term investments                    638             --
Financial futures contracts          (593,184)            --
                                   ----------     ----------
Total                              $ (803,306)    $4,342,078
                                   ==========     ==========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $4,121,078, of which $4,345,093 related to appreciated securities and $224,015 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $74,311,325.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 5,175,539. At October 31, 1995, total paid-in capital amounted to $57,057,674.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1995 was 3.60%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share plus accumulated and unpaid dividends of $74,683.

The Fund pays commissions to certain broker-dealers at the end of each auction at the annual rate of one-quarter of 1% calculated on the proceeds of each auction.

For the year ended October 31, 1995, MLPF&S, a subsidiary of ML &
Co., earned $48,164 as commissions.

5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $2,372,000, of which $2,352,000 expires in 2002 and $20,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.054717 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
Taurus MuniCalifornia Holdings, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Taurus MuniCalifornia Holdings, Inc., including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Taurus MuniCalifornia Holdings, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

(Ernst & Young LLP)
Princeton, New Jersey
November 30, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid monthly by Taurus MuniCalifornia Holdings, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.






PER SHARE INFORMATION (UNAUDITED)

Per Share Selected Quarterly Financial Data*
                                             Net        Realized   Unrealized              Dividends/Distributions
                                          Investment     Gains       Gains     Net Investment Income       Capital Gains
For the Quarter                             Income      (Losses)    (Losses)     Common    Preferred    Common     Preferred
November 1, 1993 to January 31, 1994        $0.22        $0.22      $(0.16)      $0.18       $0.02      $0.20        $0.01
February 1, 1994 to April 30, 1994           0.21        (0.25)      (1.25)       0.18        0.02        --          0.01
May 1, 1994 to July 31, 1994                 0.20        (0.26)       0.38        0.17        0.03        --           --
August 1, 1994 to October 31, 1994           0.21        (0.16)      (0.60)       0.18        0.02        --           --
November 1, 1994 to January 31, 1995         0.21        (0.31)       0.62        0.18        0.04        --           --
February 1, 1995 to April 30, 1995           0.20        (0.01)       0.23        0.16        0.04        --           --
May 1, 1995 to July 31, 1995                 0.20         0.14        0.09        0.16        0.04        --           --
August 1, 1995 to October 31, 1995           0.20         0.03        0.35        0.16        0.03        --           --

                                                           Net Asset Value                Market Price**
For the Quarter                                           High           Low            High            Low         Volume***
November 1, 1993 to January 31, 1994                     $12.45         $12.11         $12.875        $11.25          381
February 1, 1994 to April 30, 1994                        12.33          10.56          12.25          10.00          307
May 1, 1994 to July 31, 1994                              11.18          10.60          10.875          9.50          369
August 1, 1994 to October 31, 1994                        11.02          10.23           9.875          8.875         535
November 1, 1994 to January 31, 1995                      10.56           9.56           9.50           8.125         901
February 1, 1995 to April 30, 1995                        11.05          10.57          10.00           9.25          274
May 1, 1995 to July 31, 1995                              11.49          10.75           9.875          9.25          417
August 1, 1995 to October 31, 1995                        11.44          10.84           9.75           9.125         532

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.

OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, New York 10286


Transfer Agents

Common Stock:
The Bank of New York
110 Washington Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004


NYSE Symbol
MCF